                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 4, 2000


                            PINNACLE HOLDINGS INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                       0-24773                   65-0652634
        --------                       -------                   ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)


         1549 Ringling Boulevard, Third Floor Sarasota, Florida 34236
--------------------------------------------------------------------------------
             (Address of principal executive offices)   (Zip Code)


     Registrant's telephone number, including area code:   (941) 364-8886


                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5. In March 1998, the Company completed the Acquisition of 201 towers from
------
Southern Communications Services, Inc. Item 7 hereof contains certain related financial statements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Southern Communications Services, Inc. Tower Operations attached at page F-1

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            PINNACLE HOLDINGS INC.
                            (Registrant)

                            By:  /s/ Steven R. Day
                               --------------------------------------------
                               Steven R. Day, Chief Financial Officer,
                               Vice President and Secretary

                            Date:  January 4, 2000

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of Southern Communications Services, Inc.:

   We have audited the accompanying balance sheets of the tower operations (the "Tower Operations" or "Company") of SOUTHERN COMMUNICATIONS SERVICES, INC. (a Delaware corporation) as of December 31, 1997 and 1996 and the related statements of operations, changes in accumulated deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Tower Operations of Southern Communications Services, Inc. as of December 31, 1997 and 1996 and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP
Arthur Andersen LLP
Atlanta, Georgia
February 20, 1998

                     SOUTHERN COMMUNICATIONS SERVICES, INC.
                                TOWER OPERATIONS
         (A carve-out entity of Southern Communications Services, Inc.)

                                 BALANCE SHEETS
                           DECEMBER 31, 1997 AND 1996

                                                          1997         1996
                                                       -----------  -----------
                        Assets
Current Assets:
  Accounts receivable................................. $    39,459  $   169,994
  Prepaids and other..................................     117,599      102,942
                                                       -----------  -----------
    Total current assets..............................     157,058      272,936
                                                       -----------  -----------
Property and Equipment, at cost:
  Tower investment....................................  40,191,788   38,139,393
  Less accumulated depreciation.......................  (3,875,184)  (1,928,510)
                                                       -----------  -----------
    Net property and equipment........................  36,316,604   36,210,883
                                                       -----------  -----------
    Total assets...................................... $36,473,662  $36,483,819
                                                       ===========  ===========
         Liabilities and Accumulated Deficit
Current Liabilities:
  Accounts Payable.................................... $    78,342  $   115,865
Due to Parent.........................................  40,930,277   39,007,286
Commitments and Contingencies
Accumulated Deficit...................................  (4,534,957)  (2,639,332)
                                                       -----------  -----------
    Total liabilities and accumulated deficit......... $36,473,662  $36,483,819
                                                       ===========  ===========


        The accompanying notes are an integral part of these statements.

                     SOUTHERN COMMUNICATIONS SERVICES, INC.
                                TOWER OPERATIONS
         (A carve-out entity of Southern Communications Services, Inc.)

                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                         1997         1996
                                                      -----------  -----------
Revenues............................................. $ 1,017,305  $   349,428
Expenses:
  Operations.........................................     876,614      748,001
  Administrative and General.........................      89,642       54,072
  Depreciation.......................................   1,946,674    1,810,282
                                                      -----------  -----------
  Total expenses.....................................   2,912,930    2,612,355
                                                      -----------  -----------
Net Loss............................................. $(1,895,625) $(2,262,927)
                                                      ===========  ===========



        The accompanying notes are an integral part of these statements.

                     SOUTHERN COMMUNICATIONS SERVICES, INC.
                                TOWER OPERATIONS
         (A carve-out entity of Southern Communications Services, Inc.)

                  STATEMENTS OF CHANGES IN ACCUMULATED DEFICIT
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

Accumulated Deficit as of December 31, 1995....................... $  (376,405)
Net Loss..........................................................  (2,262,927)
                                                                   -----------
Accumulated Deficit as of December 31, 1996.......................  (2,639,332)
Net Loss..........................................................  (1,895,625)
                                                                   -----------
Accumulated Deficit as of December 31, 1997....................... $(4,534,957)
                                                                   ===========



        The accompanying notes are an integral part of these statements.

                     SOUTHERN COMMUNICATIONS SERVICES, INC.
                                TOWER OPERATIONS
         (A carve-out entity of Southern Communications Services, Inc.)

                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                          1997         1996
                                                       -----------  -----------
Cash Flows From Operating Activities:
  Net Loss...........................................  $(1,895,625) $(2,262,927)
  Adjustments to reconcile net loss to net cash used
   by operating activities:
   Depreciation......................................    1,946,674    1,810,282
   Changes in current assets and liabilities:
    Decrease (increase) in accounts receivable.......      130,535     (169,994)
    Decrease (increase) in prepaids and other........      (14,657)    (102,942)
    (Decrease) increase in accounts payable..........      (37,523)     115,865
                                                       -----------  -----------
      Total adjustments..............................    2,025,029    1,653,211
                                                       -----------  -----------
Net cash provided by (used in) operating activities..      129,404     (609,716)
                                                       -----------  -----------
Cash Flow From Investing Activities:
  Capital expenditures...............................   (2,052,395)  (8,657,518)
                                                       -----------  -----------
Net cash used by investing activities................   (2,052,395)  (8,657,518)
Cash Flow From Financing Activities:
  Change in Due to Parent............................    1,922,991    9,267,234
                                                       -----------  -----------
Net cash provided from financing activities..........    1,922,991    9,267,234
Increase In Cash.....................................  $         0  $         0
                                                       -----------  -----------
Cash at Beginning of Year............................  $         0  $         0
                                                       ===========  ===========
Cash at End of Year..................................  $         0  $         0
                                                       ===========  ===========


        The accompanying notes are an integral part of these statements.

                     SOUTHERN COMMUNICATIONS SERVICES, INC.
                                TOWER OPERATIONS
         (A carve-out entity of Southern Communications Services, Inc.)

                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 AND 1996

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Basis of Presentation

   The accompanying financial statements present the financial position and the results of operations of the Tower Operations (the "Company") of Southern Communications Services, Inc. (the "Parent"), which include the Parent's business of leasing space on the 201 tower sites that are being acquired by Pinnacle Towers Inc. ("Pinnacle") (See Note 4) to customers in the broadcast and wireless communication industries. Tower leasing has been incidental to the Parent's communications services business, and it has had no concentrated marketing and sales effort to generate revenues from tower leases.

   Tower Operations is not a separate subsidiary, division or segment of the Parent. The financial statements of the Tower Operations business have been derived from the financial statements of the Parent and have been prepared to present the financial position, results of operations, and cash flows on a stand-alone basis. All revenues and expenses specifically identifiable to tower ownership are included. Additionally, the accompanying financial statements include certain costs and expenses that have been allocated to the tower business from the Parent. These costs have been allocated on a pro rata basis primarily on either revenues or total costs of infrastructure operations, depending upon the nature of the cost. Management believes this allocation methodology is reasonable.

 Use of Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Credit Risk

   The owned tower site lease receivables potentially subject the business to credit risk, as collateral is generally not required. The business risk of loss is limited due to the significant number of leases with affiliated companies and the superior credit ratings of non-affiliated lessees. The carrying amount of the Company's receivables approximates fair value.

 Property and Equipment

   Towers are recorded at cost and include certain capitalized overhead costs (primarily engineering). Depreciation is computed using the straight-line method over the estimated useful lives of its towers, which are 20 years.

 Long-Lived Assets

   The business periodically reviews the values assigned to long-lived assets to determine whether any impairments are other than temporary. Management believes that the long-lived assets in the accompanying balance sheets are appropriately valued.

 Income Taxes

   The Company is not in itself a taxable entity, and no provision or benefit for United States federal or state income taxes has been recorded.

                     SOUTHERN COMMUNICATIONS SERVICES, INC.
                                TOWER OPERATIONS
         (A carve-out entity of Southern Communications Services, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

 Revenue Recognition

   The Company earns revenues by leasing space on its towers to customers in the broadcast and communication industries or to customers that have internal communication systems. Lease revenues are recognized on a straight-line basis over the noncancelable lease term.

2. COMMITMENTS AND CONTINGENCIES

 Leases

   The Company leases land for certain tower sites under long-term operating leases. The majority of these leases contain renewal provisions which generally require renewals to be exercised at market rates. Rental expense for the years ended December 31, 1997 and 1996 totaled $228,688 and $195,075, respectively, and are included in Operations Expense in the accompanying statements of operations.

   Future minimum rental payments required under the operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 1997 are as follows (in thousands):

   1998.............................................................. $  240,320
   1999..............................................................    240,320
   2000..............................................................    218,840
   2001..............................................................    203,544
   2002 and thereafter...............................................    854,096
                                                                      ----------
   Total............................................................. $1,757,120
                                                                      ==========

3. RELATED-PARTY TRANSACTIONS

   Certain specialized services are performed for the Company by Southern Company Services, Inc., an affiliate. Services provided include support in major functional areas, such as engineering, site acquisition, site leasing, benefits, cash management, legal, risk management, accounting, payroll, and taxes. These services are provided at cost and totaled $38,994 and $37,054 in 1997 and 1996, respectively.

   The Company purchases electrical power and leases land for towers from affiliated companies. The costs of these services were $117,061 and $112,623 in 1997 and 1996, respectively.

   The Company leases space on towers to certain of its affiliates. Revenues for these sales and services were $371,936 and $169,995 in 1997 and 1996, respectively.

   At December 31, 1997 and December 31, 1996, the Company owed approximately $26,574 and $71,267, respectively, to its affiliates for amounts due under the agreements discussed above.

                     SOUTHERN COMMUNICATIONS SERVICES, INC.
                                TOWER OPERATIONS
         (A carve-out entity of Southern Communications Services, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)


4. SALE AND LEASEBACK OF TOWER ASSETS

   On January 9, 1998, the Parent entered into a definitive agreement to sell 201 towers and 90 parcels of land to Pinnacle for a purchase price of $83,500,000 and received $6,000,000 from Pinnacle as a nonrefundable deposit for the transaction. The transaction also includes the assignment of leases and related lease payments for 111 land leases related to towers included in the sale. The transaction is expected to close on March 4, 1998. The sale price will be adjusted proportionately to the average price per tower site if the Parent or Pinnacle elect not to include certain sites in the transaction for certain casualty, title, or lease defects.

   In connection with the transaction, the Parent and Pinnacle have entered into a lease agreement in which the Parent will lease space on each tower included in the transaction for a period of 10 years at a cost of $1,500 per month per site. Five five-year option periods are included in the lease agreement.

   The Parent and Pinnacle have also entered into an option agreement, in which at the sole option of the Parent, Pinnacle may be used to construct up to 80 additional towers for the purpose of permitting the Parent to place thereon communications antenna and related equipment.